CONSENT OF INDEPENDENT AUDITORS

     We hereby  consent to the  incorporation  by reference in the  Registration
Statement on Form S-8 of our report dated July 8, 1997, relating to the financial statements of Proformix Systems, Inc. (formerly Whitestone Industries, Inc.) for the year ended December 31, 1996.



                                       /s/ FELDMAN RADIN & CO., P.C.
                                           FELDMAN RADIN & CO., P.C.
                                           Certified Public Accountants

New York, New York
September 4, 1997